UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 7, 2006
                                                  (August 25, 2006)



                      VIRTUALHEALTH TECHNOLOGIES, INC.
             -----------------------------------------------------
             (exact name of registrant as specified in its charter)



      Delaware                       000-17520                75-227-6137
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


325 W. Main Street, Suite 240
Lexington, Kentucky                                               40507
- --------------------------------------                  ----------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (859) 455-9255


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)


------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

     On July 20, 2006, the Company entered into a Stock Exchange Agreement with H.E.B. LLC, a Nevada corporation, and MB Holding Corporation, a Nevada corporation and wholly owned subsidiary of H.E.B. LLC and the closing of transactions under the Stock Exchange Agreement were consummated, effective Friday August 25, 2006. The combined financial statements and pro forma financial statements are hereby filed in this Amended Current Report as previously stated in the Current Report in Form 8-K filed on August 25, 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     (b) Pro forma financial information.


                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

     The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of VirtualHealth Technologies, Inc., a Delaware corporation (formerly known as Equity Technologies and Resources, Inc.) (the "Company") as of June 30, 2006 and the balance sheet of MB Holding Corporation, a Nevada corporation ("MBHMBH") as of June 30, 2006 accounting for the transaction as a reorganization of MBH in a manner similar to a reverse purchase with the issuance of common stock of the Company for all the issued and outstanding shares of the MBH and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2006.

     The following unaudited proforma condensed combined statement of operations combines the results of operations of the Company for the six months ended June 30, 2006 and the results of operations of MBH for the six months ended June 30, 2006 as if the transaction had occurred at the beginning of the periods.

     The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of the Company as of December 31, 2005 and the balance sheet of MBH as of December 31, 2005 accounting for the transaction as a reorganization of MBH in a manner similar to a reverse purchase with the issuance of common stock of the Company for all the issued and outstanding shares of the MBH and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of December 31, 2005.

     The following unaudited proforma condensed combined statement of operations combines the results of operations of the Company for the year ended December 31, 2005 and the results of operations of MBH for the year ended December 31, 2005 as if the transaction had occurred at the beginning of the periods.

     The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of the Company and MBH. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.

                    PROFORMA CONDENSED COMBINED BALANCE SHEET

                                  June 30, 2006

                                     ASSETS
                                   [Unaudited]

                                            VirtualHealth
                                         Technologies, Inc.    MB Holding Corp.       Proforma
                                            June 30, 2006       June 30, 2006         Increase         Proforma
                                              [Company]             [MBH]            (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
ASSETS:
    Cash                                  $            698    $            101      $            -    $         799
    Receivables                                          -                   -                                    -
    Plant, property and equipment                        -              10,080                               10,080
    Intangibles - licenses                               -             148,333                              148,333
    Investment in subsidiary                             -                   -  [B]          3,400                -
                                                                             -  [C]         (3,400)
                                          ----------------    ----------------      --------------    -------------
                                          $            698    $        158,514      $            -    $     159,212
                                          ----------------    ----------------      --------------    -------------

LIABILITIES AND STOCKHOLDERS'
(DEFICIENCY)

LIABILITIES:
    Accounts payable                      $        190,056    $            924  [D]       (121,551)   $      69,429
    Accounts payable-related party                 410,754             946,658  [D]       (403,154)         954,258
    Accrued expenses                             1,034,513             102,689  [D]     (1,034,441)         102,761
    Notes payable                                   38,400                   -  [D]        (38,400)               -
    Notes payable-related party                  1,002,454                   -  [D]     (1,002,454)               -
                                          ----------------    ----------------      --------------    -------------
       Total Liabilities                         2,676,177           1,050,271          (2,600,000)       1,126,448
                                          ----------------    ----------------      --------------    -------------
STOCKHOLDERS' (DEFICIENCY):
    Preferred stock                                     70                   -                   -               70
                                                                                [A]        (29,709)
                                                                                [B]          3,400
    Common stock, Class A                           30,009                   -  [D]            260            3,960

    Common stock, Class B                            1,000                   -  [C]         (1,000)               -
                                                                                [A]         29,709
                                                                                [C]         (2,400)
    Additional paid in capital                  21,180,798             441,783  [D]      2,599,740       24,249,630
    Retained Deficit                            (8,390,740)                  -                   -       (8,390,740)
    Deficit accumulated during
          development stage                    (15,496,616)         (1,333,541)                  -      (16,830,157)
                                          ----------------    ----------------      --------------    -------------
  Total Stockholders' (Deficiency)              (2,675,479)           (891,758)         2,600,000          (967,237)
                                          ----------------    ----------------      --------------    -------------
                                          $            698    $        158,513      $            -    $     159,211
                                          ----------------    ----------------      --------------    -------------



         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.

               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                   [Unaudited]


                                            VirtualHealth
                                         Technologies, Inc.    MB Holding Corp.
                                             For the Six         For the Six
                                            Months Ended        Months Ended        Proforma
                                            June 30, 2006       June 30, 2006       Increase         Proforma
                                              [Company]             [MBH]          (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
REVENUE                                   $              -    $              -      $            -    $           -
                                          ----------------    ----------------      --------------    -------------
EXPENSES:
    General and administrative                     139,888              86,513                   -          226,401
                                          ----------------    ----------------      --------------    -------------
    Total Expenses                                 139,888              86,513                   -          226,401
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM OPERATIONS                     (139,888)            (86,513)                  -         (226,401)
                                          ----------------    ----------------      --------------    -------------
OTHER INCOME (EXPENSE)
    Interest expense                               (60,985)            (29,008)                  -          (89,993)
                                          ----------------    ----------------      --------------    -------------
    Total Other Income (Expense)                   (60,985)            (29,008)                  -          (89,993)

INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                      (200,873)           (115,521)                  -         (316,394)

PROVISION FOR INCOME TAXES                               -                   -                   -                -
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM
    CONTINUING OPERATIONS                         (200,873)           (115,521)                  -         (316,394)
                                          ----------------    ----------------      --------------    -------------
DISCONTINUED OPERATIONS                                  -                   -                   -                -
                                          ----------------    ----------------      --------------    -------------
NET INCOME (LOSS)                         $       (200,873)   $     (115,521)       $            -    $    (316,394)
                                          ----------------    ----------------      --------------    -------------

BASIC NET (LOSS) PER
COMMON SHARE (Note 4)                                                                                 $        (.01)
                                                                                                      -------------



         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.

                    PROFORMA CONDENSED COMBINED BALANCE SHEET

                                December 31, 2005

                                     ASSETS
                                   [Unaudited]

                                            VirtualHealth
                                         Technologies, Inc.   MB Holding Corp.       Proforma
                                            Dec 31, 2005       Dec 31, 2005          Increase         Proforma
                                              [Company]            [MBH]            (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
ASSETS:
    Cash                                  $            169    $            267      $            -    $         436
    Receivables                                          -                 500                                  500
    Plant, property and equipment                        -              10,080                               10,080
    Intangibles - licenses                                             148,333                              148,333
    Prepaid expenses                                     -                   -  [D]        124,763          124,763
    Investment in subsidiary                             -                   -  [B]          3,400                -
                                                                                [C]         (3,400)
                                          ----------------    ----------------      --------------    -------------
                                          $            169    $        159,180      $      124,763    $     248,112
                                          ----------------    ----------------      --------------    -------------

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

LIABILITIES:
    Accounts payable                      $        280,269    $          4,702  [D] $     (211,764)   $      73,207
    Accounts payable-related party                 309,847             867,515  [D]       (309,847)         867,515
    Accrued expenses                               924,984              63,200  [D]       (924,984)          63,200
    Notes payable                                   28,400                   -  [D]        (28,400)               -
    Notes payable-related party                  1,000,242                   -  [D]     (1,000,242)               -
                                          ----------------    ----------------      --------------    -------------
       Total Liabilities                         2,543,742             935,417          (2,475,237)       1,003,922
                                          ----------------    ----------------      --------------    -------------
STOCKHOLDERS' (DEFICIENCY):
    Preferred stock                                     70                   -                   -               70
                                                                                [A]        (14,245)
                                                                                [B]          3,400
    Common stock, Class A                           14,389                   -  [D]            260             3,804

    Common stock, Class B                            1,000                   -  [C]         (1,000)                -

                                                                                [A]         14,245
                                                                                [C]         (2,400)
    Additional paid in capital                  21,180,798             441,783  [D]      2,599,740        24,234,166
    Retained Deficit                            (8,390,740)                  -                           (8,390,740)
    Deficit accumulated during
          development stage                    (15,349,090)         (1,218,020)                         (16,567,110)
                                          ----------------    ----------------      --------------    -------------
 Total Stockholders' (Deficiency)               (2,543,573)           (776,237)          2,600,000         (719,810)
                                          ----------------    ----------------      --------------    -------------
                                          $            169    $        159,180    $       124,763  $        284,112
                                          ----------------    ----------------      --------------    -------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.


               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                   [Unaudited]


                                           VirtualHealth
                                          Technologies, Inc.  MB Holding Corp.
                                               For the            For the
                                             Year Ended         Year Ended           Proforma
                                            Dec 31, 2005       Dec 31, 2005          Increase         Proforma
                                             [Company]            [MBH]              (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
REVENUE                                   $         16,667    $              -      $            -    $      16,667
                                          ----------------    ----------------      --------------    -------------
EXPENSES:
    General and administrative                     351,045             188,272                   -          539,317
                                          ----------------    ----------------      --------------    -------------
    Total Expenses                                 351,045             188,272                   -          539,317
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM OPERATIONS                     (334,378)           (188,272)                  -         (522,650)
                                          ----------------    ----------------      --------------    -------------
OTHER INCOME (EXPENSE)
    Interest expense                               (92,905)            (19,305)                  -         (112,210)
                                          ----------------    ----------------      --------------    -------------
    Total Other Income (Expense)                   (92,905)            (19,305)                            (112,210)

INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                      (427,283)           (207,577)                            (634,860)

PROVISION FOR INCOME TAXES                               -                   -                   -                -
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM
    CONTINUING OPERATIONS                         (427,283)           (207,577)                            (634,860)
                                          ----------------    ----------------      --------------    -------------
DISCONTINUED OPERATIONS                                  -                   -                   -                -
                                          ----------------    ----------------      --------------    -------------
NET INCOME (LOSS)                         $       (427,283)   $       (207,577)     $            -    $    (634,860)
                                          ----------------    ----------------      --------------    -------------

BASIC NET (LOSS) PER
COMMON SHARE (Note 4)                                                                                 $        (.01)
                                                                                                      -------------



         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                              AND MB HOLDING CORP.


            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]


NOTE 1 - VIRTUALHEALTH TECHNOLOGIES, INC.

     VirtualHealth Technologies, Inc. (the "Company") was organized under the laws of the State of Delaware on March 4, 1988. The Company was formed to seek potential business opportunities. The Company discontinued its previous operations during 1993 and re-entered the development stage on January 1, 1994.


NOTE 2 - MB HOLDING CORP.

     MB Holding Corp. ("MBH") was organized under the laws of the State of Nevada on July 11, 1997. MBH owns VPS Holdings, LLC and Envoii Healthcare
     LLC and 49% of  Medical  Office  Software  Inc.  VPS  Holdings,  LLC,  is a
     software development company with its primary business being the development of secure transactions for real-time government Prescription Drug Tracking programs within the healthcare industry which are compliant with the guidelines of HIPAA (Health Insurance Portability and Accountability Act). Envoii Healthcare LLC's initial application has been developed for use in the pharmacy field. This application utilizes a front-end platform designed around Envoii's operating system enabling private information to be transferred in a secure and encrypted envelope, only viewable to the parties for whom it was originally intended. The company believes that the opportunity for this type of application extends beyond the initial pharmacy offering and it will seek to develop or partner with other companies to bring this type of HIPAA compliant application to other areas of the healthcare industry. Medical Office Software, Inc. provides products and services to the physician and healthcare provider market including practice management services, electronic transactions services, pre-packaged pharmaceuticals, and EMRs (electronic medical records).

     As of October 1, 2006 MBH purchased the remaining 51% of Medical Office Software Inc.


NOTE 3 - PROFORMA ADJUSTMENTS

     On August 28, 2006, MBH was acquired by the Company pursuant to an Agreement and Plan of Reorganization. The agreement called for the Company to issue 34,000,000 post-split shares of common stock to the shareholders of MBH for 100% of the outstanding shares of MHS's common stock in a transaction wherein MBH would became a wholly-owned subsidiary of the Company.

     The ownership interests of the former owners of MBH in the combined enterprise will be greater than that of the ongoing shareholders of the Company and, accordingly, the management of MBH will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of MBH, wherein MBH purchased the assets of the Company and accounted for the transaction as a reverse purchase for accounting purposes.

     Proforma adjustments on the attached financial statements include the following:

     [A]  To record the 1-for-100 reverse stock split.

     [B] To record the issuance of 34,000,000 shares of post-split common stock pursuant to the Agreement and Plan of Reorganization.

     [C]  To  eliminate   the  equity   accounts  of  MBH  and  to  reflect  the
          cancellation of all Class B common stock.

     [D] To record the issuance of approximately 2,692,184 post-split common stock for the cancellation of $2,692,184. of Notes payable and other liabilities.


NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VirtualHealth Technologies, Inc.


Date:  November 6, 2006       /s/ Scott A. Haire
                           ------------------------------------
                           Scott A. Haire,
                           Chairman & Chief Executive Officer